Exhibit 99.1



                             [Graphic Omitted]
                     Endo Pharmaceuticals Holdings Inc.
                                January 2002



Forward-Looking Statements
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This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.


Endo Pharmaceuticals
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    A Specialty Pharmaceutical company focused in fast growing pain management market with:

|X| An established portfolio of branded products

|X| A targeted national sales and marketing infrastructure

|X| Research and development expertise

|X| A substantial pipeline focused on pain management

|X| An experienced and successful management team



Company History
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1920 o    Endo founded

1950 o    Percodan(R) launched

1969 o    Endo sold to DuPont

1971 o    Percocet(R) launched

1997 o    August 1997:  Endo formed as buyout from DuPont Merck

1998 o    November 1998: Lidoderm(R) licensed from Hind Healthcare

2000 o    July 2000:  Algos acquired

2001 o    October 2001:  Follow-on offering completed



Aggressive Pain Focus
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o   Pain Management represents a tremendous growth area:

    o    Growing at a compounded growth rate of >20% annually
    o    Pain community is extremely aggressive
    o    Prescribing physician base highly concentrated



Total Prescription Pain Market
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Sales (billions)

Bar Chart Reflecting Data Below:
LTM  10/97 - $ 6.2
LTM  10/98 - $ 7.0
LTM  10/99 - $ 9.0
LTM  10/00 - $11.8
LTM  10/01 - $14.0
Graph shows a Compounded Annual Growth Rate of 23%

Source:  IMS



Key Drivers of Market Growth
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o   Changing attitudes toward pain management

    o        Physicians

    o        Patients

o        Changing environment toward treatment of pain

    o        Guideline changes

    o        Pain management now recognized as a board certified specialty

o        Aging population

o        Increase in number of surgical procedures

o        Introductions of new forms of pain medications


Analgesics: The fourth most prescribed medication
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1.       Vascular agents
2.       Psychotherapeutics
3.       Anti-infective
4.       Analgesics
5.       Hormones
6.       Respiratory Therapy
7.       Gastrointestinal
8.       Anti-arthritics
9.       Diuretics
10.      Diabetes Therapy

Narcotics comprise approximately 75% of analgesic prescriptions

Source:  IMS 2000 Prescription Data



Narcotic Analgesics
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Sales (billions)

Bar Chart Reflecting Data Below:

LTM 10/97 - $1.4
LTM 10/98 - $1.8
LTM 10/99 - $2.3
LTM 10/00 - $2.9
LTM 10/01 - $3.7

Graph shows a Compounded Annual Growth Rate of 28%

The Continuum of Pain
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          Mild        Moderate         Moderately      Severe
                                        Severe
Endo                  Lidoderm(R)      Percocet(R)     Numorphan(R)
Marketed              Nubain(R)        Percodan(R)     Percolone(R)
Products              Zydone(R)        Endocet(R)      Hydromorphone
                                       Endodan(R)      Morphine ER


Endo                 HydrocoDex(TM)    PercoDex(TM)    MorphiDex(R)
Pipeline                                               Oxymorphone IR/ER
Products                                               OxycoDex(TM)
                                                       Oxycodone ER



Pain Management Product Offering
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o Established Portfolio of Branded Products:
o        Percocet(R)
o        Lidoderm(R)
o        Other established brands including:
           -     Percodan(R)
           -     Zydone(R)
o        Difficult to Develop Generics:
         o     MS Contin generic
         o     Oxycontin generic (under FDA review and subject of litigation)



Established Portfolio of Brands: Percocet(R)
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1971  o        Percocet(R) 5.0/325 launched

1999  o        Endo launches new strengths of Percocet(R)

2001  o        April 2001: Generics of 7.5/500 and 10.0/650 introduced

2001  o        November 2001: New strengths approved and launched:

               o   Percocet(R) 7.5/325 and Percocet(R) 10.0/325

                                "Gold Standard"
                                    in pain
                                  management



Percocet(R) Prescriptions
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Bar Chart Reflecting Data Below:

1994 - 2.0 million prescriptions
1995 - 1.8 million prescriptions
1996 - 1.6 million prescriptions
1997 - 1.4 million prescriptions
1998 - 1.4 million prescriptions
1999 - 1.3 million prescriptions
2000 - 2.0 million prescriptions
LTM 10/01 - 2.3 million prescriptions

Source:  IMS



Percocet(R)Net Sales
--------------------------------------------------------------------------------
Bar Chart Reflecting Data Below:

Fiscal Year Ended 1999 - $51.5 ($ in millions)
Fiscal Year Ended 2000 - $92.4 ($ in millions)
Nine Months Ended Sep-00 - $54.3 ($ in millions)
Nine Months Ended Sep-01 - $72.8 ($ in millions)



Established Portfolio of Brands: Lidoderm(R)
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o  Approximately 1 million patients per year are afflicted with Herpes Zoster
   (commonly referred to as "shingles")

o  Approximately 70% of these patients experience some pain:

   o  Acute

   o  Chronic (post herpetic neuralgia or "PHN")

o  Approximately 20% of shingles patients develop PHN

o The only FDA approved drug for the treatment of PHN a form of neuropathic pain

o  Lidoderm(R) provides analgesia



Lidoderm(R) Prescriptions
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Bar Chart Reflecting Data Below:

Quarter Ended 12/99 - 21,000 prescriptions
Quarter Ended 3/00 - 28,000 prescriptions
Quarter Ended 6/00 - 39,000 prescriptions
Quarter Ended 9/00 - 49,000 prescriptions
Quarter Ended 12/00 - 60,000 prescriptions
Quarter Ended 3/01 - 68,000 prescriptions
Quarter Ended 6/01 - 81,000 prescriptions
Quarter Ended 9/01 - 96,000 prescriptions

Source: IMS





Lidoderm(R) Net Sales
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Bar Chart Reflecting Data Below:

Fiscal Year Ended 1999 - $5.7 million
Fiscal Year Ended 2000 - $22.5 million
Nine Months Ended Sep-00 - $12.8 million
Nine Months Ended Sep-01 - $26.9 million



Sales by Product
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Bar Graph Illustrating Data Below:

                      1998          1999           2000
                      ----          ----           ----
Generics             $33.7         $44.8          $47.1
Other Brands          30.1          36.5           35.4
Lidoderm(R)              0           5.7           22.5
Percocet(R)           44.6          51.5           92.4
                         ($ in Millions)

Graph shows a Compounded Annual Growth Rate of 35%



Sales by Product
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Bar Graph Illustrating Data Below:

                        YTD 9/00            YTD 9/01
                        --------            --------
Generics                 $31.4               $57.1
Other Brands              21.3                16.7
Lidoderm(R)               12.8                26.9
Percocet(R)               54.3                72.8

                        ($ in millions)

Graph shows 45% Growth



Targeted Sales and Marketing
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o    Direct marketing through national dedicated contract sales force

     o    160 community-based field representatives

     o    70 specialty institutional representatives

o    Focus on high prescribing physicians in:

     o    Pain management

     o    Surgery

     o    Oncology

     o    Primary care

o    Option to internalize sales force




R&D Expertise
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o    Core expertise in narcotic analgesics


     o 10 pipeline products launched in the past 3 years contributing 42% of 2000 net sales

o Three NDA products in Phase III and three NDA products in Phase II clinical trials

o    Successful and proven record with the FDA



Substantial Pipeline
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Key Pipeline Products         Branding                Development stage


MorphiDex(R)                  Branded                 Phase III

Oxymorphone ER                Branded                 Phase III

Oxymorphone IR                Branded                 Phase III

HydrocoDexTM                  Branded                 Phase II

OxycoDexTM                    Branded                 Phase II

PercoDexTM                    Branded                 Phase II

Oxycodone ER                  Generic                 ANDA filed




MorphiDex(R) (morphine + dextromethorphan)
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o    Dextromethorphan enhances morphine analgesia

o    Pivotal chronic dosing study previously completed

     -    "Morphine sparing"

     -    "Longer duration of pain relief"

o    Long-term clinical experience: Safety established


In response to Algos' "not-approvable" letter:

o    Multiple-dose Phase III studies in chronic pain

     -    three-month treatment period

     -    200-300 patients per study

o    Anticipated filing of NDA amendment mid-2002



Oxymorphone ER/IR
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o    Pure opioid agonist marketed in U.S. as injection and suppository since 1960

o    New oral extended and immediate release formulations

o    Efficacy demonstrated

o    First "new" opioid in decades

o    1,500+ cancer and non-cancer patients in clinical program

o    ER version co-developed with Penwest Pharmaceuticals

o    Expect to file NDA application in second half of 2002



Historical Financial Summary
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Bar Graph Illustrating Data Below:

                            1998*        1999*          2000*
                            -----        -----          -----
Net Sales                  $108.4       $138.5         $197.4
Gross Profit                 53.6         80.3          134.4
Consolidated EBITDA**        23.0         27.7           62.1

                          ($ in Millions)

* Pro-forma for Algos acquisition.
**Excludes non-cash COGS.



Historical Financial Summary
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Bar Graph Illustrating Data Below:

                        YTD 9/00*           YTD 9/01
                        --------            --------
Net Sales               $119.8              $173.5
Gross Profit              90.2               136.2
Consolidated EBITDA**     22.2                55.9

                        ($ in millions)

*   Pro-forma for Algos acquisition.
**  Excludes non-cash COGS.




Proven Track Record
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

Strategy                                                                   Achievement


o  Leverage brand equity of products             |X|      Launched new strengths of Percocet(R) in November 1999
                                                          and new strengths of Percocet(R) in November 2001


o  Line extensions                               |X|      Launched Zydone(R) in February 1999


o  Develop difficult generics                    |X|      Since November 1998, only AB-rated generic of MS
                                                          Contin(R) on the market

                                                 |X|      First to file 10, 20 and 40 mg generic version
                                                          of Oxycontin(R)

o  Acquire products within the pain              |X|      Launched Lidoderm(R) for PHN in September 1999
   management therapeutic class




Key Milestones
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                                                         Anticipated timing


o        Filing of NDA amendment for MorphiDex(R)           Mid-year'02

o        Filing of Oxymorphone ER/IR NDAs                       2H'02

o        Completion of litigation relating to our AB-rated
         of generic equivalent of OxyContin(R)                    '03

o        Launch MorphiDex(R)                                      '03








                     Endo Pharmaceuticals Holdings Inc.
                                January 2002